SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(A) of the
             Securities Exchange Act of 1934 (Amendment No. ____)
Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]
Check the  appropriate  box:
[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                      Only (as determined by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1) Title of each class of securities to which transaction applies:



      (2) Aggregate number of securities to which transaction applies:



      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



      (4) Proposed maximum aggregate value of transaction:


      (5) Total fee paid:


            [ ]  Fee paid previously with preliminary materials.


            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:


            (2)   Form, Schedule or Registration Statement No.:


            (3)   Filing Party:


            (4)   Date Filed:

                                   ECD LOGO







                       ENERGY CONVERSION DEVICES, INC.

                             1675 West Maple Road
                             Troy, Michigan 48084




Dear Stockholder:

     The Annual Meeting of the Stockholders of Energy Conversion Devices, Inc. will be held at 10:00 A.M. (E.S.T.) on February 19, 1998 at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. If you plan to attend, we would appreciate your calling the Investor Relations department at 248-280-1900.

                                          Sincerely,



                                          Robert C. Stempel
                                          Chairman of the Board

                       ENERGY CONVERSION DEVICES, INC.
                            ----------------------

                      NOTICE OF MEETING OF STOCKHOLDERS
                            ----------------------
                                                                Troy, Michigan
                                                              January 12, 1998

To the Stockholders of ENERGY CONVERSION DEVICES, INC.:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") will be held at 10:00 a.m. (E.S.T.) on Thursday, February 19, 1998 at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

            1. Elect the Board of Directors for the ensuing year and until their successors shall be duly elected and qualified;

            2. Consider and vote upon a proposal to increase the number of authorized shares by 5,000,000 to make available an adequate number of the Company's shares to be used for future corporate transactions;

            3. Approve the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 1998; and

            4. Transact such other business as may properly come before the Meeting.

      Stockholders of record at the close of business on December 22, 1997 will be entitled to vote at the Meeting.

      The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1997 accompanies the enclosed Proxy Statement.

      Whether or not you expect to attend the Meeting in person, please sign, date and return the accompanying Proxy in the enclosed prepaid envelope. If you attend the Meeting, you may vote in person even though you have already signed and returned a Proxy.

                                                Cordially,



                                                Robert C. Stempel
                                                Chairman of the Board

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on February 19, 1998 at 10:00 a.m. (E.S.T.) for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

      Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on December 22, 1997 are entitled to vote at the Meeting. As of December 22, 1997, there were outstanding 10,604,173 shares of the Company's Common Stock, $.01 par value ("Common Stock"), and 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"). Each share of Common Stock is entitled to one vote per share and each share of Class A Common Stock is entitled to 25 votes per share. Both classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by
Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock or Class A Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock and the majority of the outstanding shares of Class A Common Stock, voting as separate classes, is required. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, are record owners of 153,420 and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 9,989 shares of Common Stock. In addition, as of December 22, 1997, Mr. Ovshinsky had the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

      A majority of the outstanding voting power will constitute a quorum at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business and counted in tabulations of the votes cast on proposals presented to stockholders.

Voting of Proxies. All shares which are represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on December 22, 1997 will be voted at the Meeting. Unless a stockholder specifies otherwise, the Proxy will be voted FOR each of the thirteen nominees for director, and FOR the proposal to authorize additional shares and FOR the approval of the appointment of Deloitte & Touche LLP as the Company's independent accountants.

      Revocation of Proxies. A stockholder who executes a Proxy may revoke it by written notice received by the Company at any time before it is voted. Proxies may also be revoked by any subsequently dated Proxy or by the stockholder attending the Meeting and voting in person.

      Other Information. The Company's executive offices are located at 1675 West Maple Road, Troy, Michigan 48084. This Proxy Statement and the accompanying Proxy are being sent to the Company's stockholders on or about January 12, 1998.

      THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997, WHICH ACCOMPANIES THIS PROXY STATEMENT, HAS BEEN FURNISHED TO STOCKHOLDERS FOR INFORMATIONAL PURPOSES ONLY AND NO PART THEREOF IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

      THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER THE EXHIBITS TO ITS 1997 ANNUAL REPORT ON FORM 10-K, AT A COPYING CHARGE OF $.25 PER PAGE, UPON WRITTEN REQUEST TO ENERGY CONVERSION DEVICES, INC., 1675 WEST MAPLE ROAD, TROY, MICHIGAN 48084, ATTENTION: INVESTOR RELATIONS.

                                  ITEM NO. 1

                             ELECTION OF DIRECTORS

      At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Mr. Jack T. Conway, a director since 1980, died on January 6, 1998. Pursuant to the provisions of the Company's by-laws, the Board of Directors has by resolution set the number of directors comprising the full Board, effective as of the date of the Meeting, at thirteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that the Proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a majority of the votes cast, without regard to class, will be required to elect the directors.

      Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth below.

                                ---------------


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THIRTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                                Director
                                 of the
                                Company                                         Principal Occupation and
      Name                       Since      Office                                  Business Experience
      ----                      -------     ------                              ------------------------
Stanford R. Ovshinsky            1960      President, Chief                     Mr. Ovshinsky, 75, the founder and Chief Executive
                                           Executive Officer                    Officer and Director of the Company, has been an
                                           and Director                         an executive officer and Director of the Company
                                                                                since its inception in 1960.  Mr. Ovshinsky is the
                                                                                primary inventor of the Company's technology. Mr.
                                                                                Ovshinsky also serves as: the Chief Executive
                                                                                Officer of Ovonic Battery Company, Inc. ("Ovonic
                                                                                Battery"); President, Chief Executive Officer and
                                                                                Director of United Solar Systems Corp. ("United
                                                                                Solar"); a member of the Board of Managers of GM
                                                                                Ovonic L.L.C. ("GM Ovonic"); and Co-Chairman of the
                                                                                Board of Directors of Sovlux Co. Ltd. ("Sovlux").
                                                                                Mr. Ovshinsky is the husband of Dr. Iris M.
                                                                                Ovshinsky.

Iris M. Ovshinsky                1960      Vice President                       Dr. Ovshinsky, 70, co-founder and Vice President of
                                           and Director                         the Company, has been an executive officer and
                                                                                Director of the Company since its inception in 1960.
                                                                                Dr. Ovshinsky also serves as a director of Ovonic
                                                                                Battery.  Dr. Ovshinsky is the wife of Stanford R.
                                                                                Ovshinsky.


Robert C. Stempel                1995      Chairman of the                      Mr. Stempel, 64, is Chairman of the Board and
                                           Board and Executive                  Executive Director of the Company.  Prior to his
                                           Director                             election as a Director in December 1995, Mr. Stempel
                                                                                served as senior business and technical advisor to
                                                                                Mr. Ovshinsky.  He is also the Chairman of Ovonic
                                                                                Battery and serves on the Board of Managers of GM
                                                                                Ovonic.  From 1990 until his retirement in 1992, he
                                                                                was the Chairman and Chief Executive Officer of
                                                                                General Motors Corporation.  Prior to serving as
                                                                                Chairman, he had been President since 1987.  Mr.
                                                                                Stempel serves on the Board of Directors of NBD
                                                                                Bank, N.A.  He serves on the Audit Committee of the
                                                                                Board.

Nancy M. Bacon                   1977      Senior Vice                          Mrs. Bacon, 51, joined the Company in 1976 as its
                                           President and                        Vice President of Finance and Treasurer.  She
                                           Director                             became the Senior Vice President of the Company
                                                                                in 1993.  Mrs. Bacon also serves on the Boards of
                                                                                Directors of Sovlux and United Solar.

Umberto Colombo                  1995      Director                             Prof. Colombo, 70, is Chairman of the Scientific
                                                                                Councils of the ENI Enrico Mattei Foundation and
                                                                                of the Instituto Per l'Ambiente in Italy.  He was
                                                                                Chairman of the Italian National Agency for New
                                                                                Technology, Energy and the Environment until
                                                                                1993 and then served as Minister of Universities
                                                                                and Scientific and Technological Research in the
                                                                                Italian Government until 1994.  Prof. Colombo is
                                                                                also active as a consultant in international science
                                                                                and technology policy institutions related to
                                                                                economic growth.

Hellmut Fritzsche                1969      Vice President                       Dr. Fritzsche, 70, was a professor of Physics at the
                                           and Director                         University of Chicago, from 1957 until his retire-
                                                                                ment in 1996. He was also Chairman of the Department
                                                                                of Physics, the University of Chicago, until 1986.
                                                                                Dr. Fritzsche has been a Vice President of the
                                                                                Company since 1965, acting on a part-time basis,
                                                                                chiefly in the Company's research and product
                                                                                development activities.

Joichi Ito                       1995      Director                             Mr. Ito, 31, is President of Eccosys, Ltd. and
                                                                                Digital Garage KK as well as President and Represen-
                                                                                tative Director of PSI Japan KK.  He is an expert on
                                                                                new computer technology and networked information
                                                                                systems and writes and lectures extensively in the
                                                                                United States, Japan and Europe.  Mr. Ito serves as
                                                                                a director and consultant to many companies in the
                                                                                field of information technology.


Seymour Liebman                  1997      Director                             Mr. Liebman, 48, currently Executive Vice President
                                                                                and General Counsel at Canon U.S.A., Inc. has held a
                                                                                variety of positions with Canon since 1974, includ-
                                                                                ing Senior Vice President and General Counsel from
                                                                                1992-1996.  Mr. Liebman also serves on the Board of
                                                                                Directors of United Solar.  He is a Director of Zygo
                                                                                Corporation.

Walter J. McCarthy, Jr.         1997       Director                             Mr. McCarthy, 72, until his retirement in 1990, was
                                                                                the Chairman and Chief Executive Officer of Detroit
                                                                                Edison Company.  Mr. McCarthy has served as a con-
                                                                                sultant to the Company since 1990.  Until 1995, Mr.
                                                                                McCarthy also served on the Boards of Comerica Bank,
                                                                                Detroit Edison Company and Federal-Mogul Corpora-
                                                                                tion.  He is a member of the National Academy of
                                                                                Engineering.  Mr. McCarthy serves on the Audit and
                                                                                Compensation Committees of the Board.

Florence I. Metz                 1995      Director                             Dr. Metz, 68, until her retirement in 1996, held
                                                                                various executive positions with Inland Steel
                                                                                Company: General Manager, New Ventures, Inland Steel
                                                                                Company (1989-1991); General Manager, New Ventures,
                                                                                Inland Steel Industries (1991-1992) and Advanced
                                                                                Graphite Technologies (1992-1993); Program Manager
                                                                                for Business and Strategic Planning at Inland Steel
                                                                                (1993-1996).  Dr. Metz also serves on the Board of
                                                                                Directors of Ovonic Battery.  She serves on the Com-
                                                                                pensation Committee of the Board.

Haru Reischauer                  1990      Director                             Mrs. Reischauer, 82, was initially appointed as a
                                                                                Director to fill the unexpired term of Edwin O.
                                                                                Reischauer (former U.S. Ambassador to Japan)
                                                                                after his death in September 1990, and was re-
                                                                                elected to the Board of Directors in 1992.  Mrs.
                                                                                Reischauer also serves on the Board of Directors
                                                                                of United Solar. She is an author and lecturer.

Nathan J. Robfogel               1990      Director                             Mr. Robfogel, 62, was, until his retirement in 1996,
                                                                                a partner with the law firm of Harter, Secrest &
                                                                                Emery, which he joined in 1959.  He is currently
                                                                                Vice President for University Relations of the
                                                                                Rochester Institute of Technology where he has been
                                                                                a trustee since 1985.  From 1989 to 1995, Mr.
                                                                                Robfogel served as Chairman of the Board of
                                                                                Directors of the New York State Facilities Develop-
                                                                                ment Corporation, a public benefit corporation.


Stanley K. Stynes                1977      Director                             Dr. Stynes, 65, was Dean of the College of
                                                                                Engineering at Wayne State University from 1970
                                                                                to August 1985, and a Professor of Engineering at
                                                                                Wayne State University from 1985 until his
                                                                                retirement in 1992.  He has been involved in various
                                                                                administrative, teaching, research and related
                                                                                activities. Dr. Stynes serves as Chairman of the
                                                                                Audit Committee of the Board.



        MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      The Audit Committee of the Board of Directors (the "Audit Committee") met five times during the fiscal year ended June 30, 1997 and was composed of Stanley K. Stynes (Chairman), Jack T. Conway (until his death on January 6,
1998), Walter J. McCarthy, Jr. and Robert C. Stempel. The principal duties of the Audit Committee are to (i) recommend selection of the Company's inde-pendent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits,
(iv) review all budgets of the Company and its subsidiaries and (v) make recom-mendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards.

      The Compensation Committee of the Board of Directors (the "Compensation Committee") met three times during the fiscal year ended June 30, 1997 and was chaired by Jack T. Conway (until his death on January 6, 1998), with Walter J. McCarthy, Jr. and Florence I. Metz as members. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation.

      The Company does not have a standing nominating committee.

     During the fiscal year ended June 30, 1997, the Board of Directors held six meetings. All directors attended more than 75 percent of the meetings of the Board and the committees on which such directors served, except for Mrs. Reischauer, Prof. Colombo and Mr. Ito.


                           COMPENSATION OF DIRECTORS

      Directors  who  are  neither   employees  of  the  Company  nor  otherwise
compensated by the Company are issued approximately $5,000 per year in the Company's Common Stock based on the closing price of Common Stock on the first business day of each year. Directors who are not employees of the Company receive $500 for each Board meeting attended (in person or via telephone con-ference call) as well as $500 for committee meetings if not coincident with a Board meeting. Directors are also reimbursed for all expenses incurred for the purpose of attending Board of Directors and committee meetings, including air-fare, mileage, parking, transportation and hotel.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 1997, the Compensation Committee was composed of Mr. Conway, Mr. McCarthy and Dr. Metz. None of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.


                                  ITEM NO. 2

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
            TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                     STOCK FROM 15,000,000 TO 20,000,000

      At the meeting, the stockholders of the Company will be asked to consider and act upon a proposal (the "Common Stock Proposal") to amend Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 15,000,000 to 20,000,000.

As more fully described below, the purpose of the Common Stock Proposal is to make available additional shares of Common Stock for issuance in the event the Company in the future determines to seek additional equity financing, to enter into strategic joint ventures or collaborative business arrangements or to establish additional director or employee equity compensation plans or arrangements. The Company has no present plan to issue any of the additional shares of Common Stock to be authorized pursuant to the Common Stock Proposal.

      As indicated below, the Board of Directors strongly believes that the Common Stock Proposal is in the best interests of the Company and its stock-holders. Under Delaware law and the Company's Certificate of Incorporation, the Common Stock Proposal must be approved by both the Board of Directors and the holders of a majority of both the Company's Class A Common Stock and Common Stock, voting as separate classes. The Board of Directors approved the Common Stock Proposal at a meeting held on December 23, 1997.

      If the Common Stock Proposal is adopted by the stockholders, the Company will file a Certificate of Amendment with the Delaware Secretary of State amending the Company's Certificate of Incorporation in accordance with the Common Stock Proposal. The text of Article FOURTH, as it is proposed to be amended, is set forth in Exhibit A to this Proxy Statement.

Background

      Under the Company's Certificate of Incorporation as presently in effect, the Company has 15,000,000 shares of authorized Common Stock. As of the mailing date of this Proxy Statement, 10,646,173 shares of the Company's Common Stock were issued and outstanding and 3,779,733 shares were reserved for issuance upon the exercise of outstanding stock options, warrants and convertible securities.

Purpose of the Common Stock Proposal

      The purpose of the Common Stock Proposal is to make available additional shares of Common Stock for issuance in the event the Company in the future determines to seek additional equity financing, to enter into strategic joint ventures or collaborative business arrangements or to establish additional director or employee equity compensation plans or arrangements.

      The Company may in the future determine that it is necessary or desirable to seek additional equity financing through a public offering or private placement of Common Stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of Common Stock. The authorization of additional shares of Common Stock pursuant to the Common Stock Proposal will permit the Company to seek such additional equity financing when and if market conditions are advantageous without the delay and uncertainty inherent in obtaining future stockholder approval for the authorization of additional shares of Common Stock in order to permit such financing. The Company may also enter into strategic joint venture or other collaborative business arrangements with licensees, suppliers, distributors and other parties with whom the Company does business. Certain such transactions could involve an equity investment in the Company or the issuance of stock options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock.

      The Company has no present plan to issue any of the additional shares of Common Stock to be authorized pursuant to the Common Stock Proposal.

Effect of Change

      One of the effects of the Common Stock Proposal, if adopted, however, may also be to enable the Board of Directors to render it more difficult to, or dis-courage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applic-able law, have additional shares of Common Stock available to effect transac-tions (including private placements) in which the number of the Company's out-standing shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which shareholders might view as desirable. In addition, since the Company's shareholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interest of current shareholders of the Company.

                               ---------------


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMMON STOCK PROPOSAL.

                                  ITEM NO. 3

            APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte & Touche") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 1998 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs certain limited non-audit services for the Company.

      The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

      The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

                                ---------------


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

                             Class A Common Stock

      Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, directors and founders of the Company), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock. Common Stock is entitled to one vote per share and Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 14, 1999. As of December 22, 1997, Mr. Ovshinsky also had the right to vote the 126,500 Sanoh Shares which, together with the Class A Common Stock and 9,989 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 35% of the combined voting power of the Company.

      The following table sets forth, as of December 22, 1997 information concerning the beneficial ownership of Class A Common Stock by each Director and all executive officers and Directors of the Company as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.


                              Class A
    Name of                Common Stock             Total Number of Shares       Percentage
Beneficial Owner       Beneficially Owned(1)(2)       Beneficially Owned          of Class
----------------       ------------------------     ----------------------       ----------

Stanford R. Ovshinsky         153,420                      153,420                  69.8%

Iris M. Ovshinsky              65,601                       65,601                  29.8%

All other executive
officers and directors
as a group (16 persons)          __                          __                      __

Total                         219,021                      219,021                  99.6%



(1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4%, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

(2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock option for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated.

                                 Common Stock

      Directors and Executive Officers. The following table sets forth, as of December 22, 1997, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.


                                   Amount and Nature of
Name of Beneficial Owner          Beneficial Ownership(1)          % of Class(2)
------------------------          -----------------------          -------------

 Stanford R. Ovshinsky                   798,058(3)                       7.1%
 Iris M. Ovshinsky                       392,823(4)                       3.6%
 Robert C. Stempel                       340,904(5)                       3.1%
 Nancy M. Bacon                          251,215(6)                       2.3%
 Subhash K. Dhar                          50,316(7)                        *
 Haru Reischauer                          41,709(8)                        *
 Jack T. Conway                           38,027(9)                        *
 Hellmut Fritzsche                        31,490(10)                       *
 Joichi Ito                               22,534(11)                       *
 Walter J. McCarthy, Jr.                  21,660(12)                       *
 Stanley K. Stynes                        20,357(13)                       *
 Nathan J. Robfogel                       16,590(14)                       *
 Umberto Colombo                          11,624(15)                       *
 Florence I. Metz                          8,857(16)                       *
 Seymour Liebman                           4,000(17)                       *
 Stephan W. Zumsteg                        3,200(18)                       *

 All executive officers
 and directors as a
 group (16 persons)                    2,053,364                         16.6%

-------

 *    Less than 1%.

 (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, whether through the exercise of options or warrants or through the conversion of another security.

 (2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) Includes 509,323 shares (adjusted as of September 30, 1997) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power, 153,420 shares of Class A Common Stock which are convertible into Common Stock, and 750 shares represented by warrants exercisable within 60 days. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

 (4) Includes 324,548 shares (adjusted as of September 30, 1997) represented by options exercisable within 60 days, 65,601 shares of Class A Common Stock which are convertible into Common Stock and 750 shares represented by warrants exercisable within 60 days. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

 (5) Includes 297,500 shares represented by options exercisable within 60 days and 14,000 shares represented by warrants exercisable within 60 days.

 (6) Includes 227,700 shares represented by options exercisable within 60 days and 6,000 shares represented by warrants exercisable within 60 days.

 (7)  Includes 50,316 shares represented by options exercisable within 60 days.

 (8) Includes 20,000 shares represented by options exercisable within 60 days, and 17,885 shares of Common Stock held in a trust of which Mrs. Reischauer is trustee.

 (9) Includes 27,000 shares represented by options exercisable within 60 days and 4,000 shares represented by warrants exercisable within 60 days.

 (10) Includes 18,980 shares represented by options exercisable within 60 days and 1,980 shares represented by warrants exercisable within 60 days.

 (11) Includes 21,749 shares represented by options exercisable within 60 days.

 (12) Includes 10,000 shares represented by options exercisable within 60 days.

 (13) Includes 9,000 shares represented by options exercisable within 60 days.

 (14) Includes 15,000 shares represented by options exercisable within 60 days.

 (15) Includes 10,000 shares represented by options exercisable within 60 days.

 (16) Includes 5,000 shares represented by options exercisable within 60 days.

 (17) Includes 4,000 shares represented by options exercisable within 60 days.

 (18) Includes 3,200 share represented by options exercisable within 60 days.

      Principal Shareholders. The following table sets forth, as of December 22, 1997, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


 Name and Address of           Amount and Nature of                Percentage of
  Beneficial Holder            Beneficial Ownership                   Class(1)
---------------------          --------------------                -------------

 Stanford R. and
 Iris M. Ovshinsky                1,190,881(2)                         10.2 %
 1675 West Maple Road
 Troy, Michigan 48084


 (1) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (2) Includes 219,021 shares of Class A Common Stock owned by Mr. and Dr. Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 14, 1999), 9,989 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights, 833,871 shares represented by options exercisable within 60 days and 1,500 shares represented by warrants exercisable within 60 days held by Mr. and Dr. Ovshinsky.

                              EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:

                                                                                 Served As An Executive
         Name              Age              Office                             Officer or Director Since
         ----              ---              ------                             -------------------------

 Stanford R. Ovshinsky      75          President, Chief Executive Officer               1960(1)
                                        and Director

Iris M. Ovshinsky           70          Vice President and Director                      1960(1)

 Robert C. Stempel          64          Executive Director and Chairman                  1995
                                        of the Board

 Nancy M. Bacon             51          Senior Vice President                            1976

 Hellmut Fritzsche          70          Vice President and Director                      1969

 Subhash K. Dhar            46          President and Chief Operating                    1986
                                        Officer of Ovonic Battery

 Stephan W. Zumsteg         51          Treasurer                                        1997

-------

 (1) The predecessor of the Company was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.


     See "Item No. 1, Election of Directors" for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon and Hellmut Fritzsche.

      Subhash K. Dhar joined the Company in 1981 and has held various positions with Ovonic Battery since its inception in October 1982. Mr. Dhar has served as Chief Operating Officer of Ovonic Battery since 1986 and President since 1987.

      Stephan W. Zumsteg joined the Company in March 1997 and was elected Treasurer in April 1997. Prior to joining the Company, Mr. Zumsteg was Chief Financial Officer of the Kirlin Company from July 1996 to February 1997 and Vice President-Finance & Administration and Chief Financial Officer of Lincoln Brass Works from July 1991 to June 1996.

                            EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company during its last three fiscal years to its Chief Executive Officer and each of its other four most highly compensated executive officers for the fiscal year ended June 30, 1997.


                                SUMMARY COMPENSATION TABLE

                                             Annual                     Long Term
                                          Compensation                 Compensation
                                          ------------                 ------------
                                                                                             All
                                                                Restricted      Options      Other
 Name and Principal        Fiscal                               Stock           (Number      Compen-
      Position             Year(1)     Salary(2)     Bonus      Award           of Shares)   sation(4)
-------------------        -------     ---------     -----      ----------      ----------   ---------

 Stanford R. Ovshinsky      1997       $276,016    $37,981(3)                      --         $10,017
 President and Chief        1996       $267,800    $90,741(3)                      --         $10,017
 Executive Officer(5)       1995       $256,567       --                        294,957(6)    $ 8,798

 Iris M. Ovshinsky,         1997       $250,016                                    --         $ 8,939
 Vice President             1996       $250,004                                    --         $ 5,726
                            1995       $153,846                                 196,888       $ 4,726

 Robert C. Stempel,         1997       $270,005                    --            25,000       $ 3,159
 Executive Director(7)      1996       $125,008                  $50,312        125,000       $ 3,159
                            1995          --                       --           179,000          --


 Nancy M. Bacon,            1997       $235,019                                   --          $ 5,796
 Senior Vice President      1996       $235,472                                  25,000       $ 5,794
                            1995       $225,000                                 160,200       $ 4,879

 Subhash K. Dhar,           1997       $200,013       --                          --          $ 5,283
 President and Chief        1996       $200,503    $15,000                       62,040       $ 5,283
 Operating Officer of       1995       $165,769       --                          3,980       $ 4,267
 Ovonic Battery


-------

 (1) The Company's fiscal year is July 1 to June 30. The Company's 1997 fiscal year ended June 30, 1997.
 (2) Amounts shown include compensation deferred under the Company's 401 (k) Plan. Does not include taxable income resulting from exercise of stock options.
 (3) Computed based on net income from operations for preceding years as provided in Mr. Ovshinsky's September 1993 Employment Agreement.

 (4) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of each of the named executive officers under the Company's 401(k) Plan with respect to each of the fiscal years ended June 30, 1997, 1996 and 1995, respectively, as follows: Dr. Ovshinsky $3,269, $2,500 and $1,500; Mrs. Bacon $4,500 (for each of 1997 and 1996) and
      $4,096  (1995);  Mr.  Dhar  $4,500  (for each of 1997 and 1996) and $3,808
      (1995); (ii) the dollar value of any life insurance premiums paid by the Company in the fiscal years ended June 30, 1997, 1996 and 1995, respectively, with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $10,017 (for each of 1997 and 1996) and $8,798 (1995); Dr. Ovshinsky $5,670 (1997) and $3,226
      (for each of 1996 and  1995);  Mr.  Stempel  $3,159  (for each of 1997 and
      1996); Mrs. Bacon $1,296, $1,294, and $783; and Mr. Dhar $783 (for each of
      1997 and 1996) and $459 (1995). Under the 401 (k) Plan, which is a qualified defined-contribution plan, the Company makes matching contributions periodically on behalf of the participants in the amount of 50% of each such participant's contributions. These matching contributions are limited to 3% of a participant's salary, up to $150,000 for 1997. The contributions reported for 1997 are for the calendar year ended December 31, 1996.
 (5)  In  September  1993,  Mr.  Ovshinsky  entered  into  separate   employment
      agreements with the Company and Ovonic Battery. See "Employment Agreements." The amounts indicated include compensation received by Mr. Ovshinsky pursuant to the Employment Agreements with the Company and Ovonic Battery.
 (6) Does not include option to purchase shares of Ovonic Battery. See "Employment Agreements."
 (7) Mr. Stempel joined the Company in December 1995. The salary reported for 1996 is for the six month period January 1996-June 1996. Options indicated for 1995 were granted to Mr. Stempel prior to his becoming an executive officer of the Company.



                       OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 1997.

                                                                                                 Potential Realizable Value at
                                                                                                    Assumed Annual Rates of
                                                                                                  Stock Price Appreciation for
                                                 Individual Grants                                        Option Term (1)
                          -------------------------------------------------------------          ------------------------------
                                         % of Total
                                         Options
                          Options        Granted               Exercise
                          Granted        to Employees          Price        Expiration
        Name                (#)          in Fiscal Year        ($/Sh)           Date                   0%        5%         10%
 ------------------       -------        ---------------       --------     -----------            -------------------------------

Robert C. Stempel         25,000            8.59%              $15.125     12/18/2006                 -      $237,801    $602,634

-------

 (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

      The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 1997 and the number and value of unexercised options held by the named executive officers at fiscal year end.


                              Shares
                             Acquired                       Number of Securities             Value of Unexercised
                                on          Value          Underlying Unexercised            in-the-Money Options
        Name                 Exercise     Realized       Options at Fiscal Year End           at Fiscal Year End
                               (#)          ($)           Exercisable/Unexercisabe         Exercisable/Unexercisable
------------------------     --------     --------       --------------------------        -------------------------

 Stanford R. Ovshinsky(1)      _             _                   450,705/58,487               $1,158,341/$51,176

 Iris M. Ovshinsky (2)         _             _                   280,395/44,066               $749,485/$38,558

 Robert C. Stempel (3)         _             _                  236,300/113,700               $234,013/$33,863

 Nancy M. Bacon (4)          27,800     $219,300(5)              182,640/52,560               $399,185/$32,865

 Subhash K. Dhar (6)           _            _                     49,122/19,806               $23,545/$1,045

-------

 (1) Mr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $11.04 per share and $11.875 per share, respectively.

 (2) Dr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $11.00 per share and $11.875 per share, respectively.

 (3) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $13.36 and $16.46 per share, respectively.

 (4) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $11.00 per share and $14.23 per share, respectively.

 (5) Of the approximately $219,300 value realized, approximately $133,330 was used to cover expenses, i.e., purchase price and withholding taxes associated with the exercise, and approximately $85,191 was used to purchase 10,935 shares of the Company's Common Stock.

 (6) Mr. Dhar's exercisable and unexercisable options are exercisable at a weighted average price of $15.81 per share and $16.46 per share, respectively.


                             EMPLOYMENT AGREEMENTS

      On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement is six years. Mr. Ovshinsky's employment agreement with the Company provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases as determined by the Board of Directors of the Company and an annual bonus equal to 1% of the net income from operations of the Company (excluding Ovonic Battery) or Ovonic Battery.

      Mr. Ovshinsky's employment agreement with Ovonic Battery additionally provides for a right to vote the shares of Ovonic Battery held by the Company following a change in control of the Company. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of the Company's assets; (ii) the approval by the Company's stockholders of any plan or proposal of liquidation or dissolution of the Company; (iii) the consummation of any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation;
 (iv) the acquisition by any person of 30 percent or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of the Board of Directors; (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in the Company's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

      Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6% of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vest on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, subject to Mr. Ovshinsky's continued performance of his obligations to Ovonic Battery under his employment agreement. Vesting of the stock options will accelerate in the event of Mr. Ovshinsky's death, mental or physical disability or termination of employment without cause and in the event of a change in control of the Company.


                         COMPENSATION COMMITTEE REPORT

 Compensation Committee

     During the fiscal year ended June 30, 1997, the Compensation Committee was composed of Mr. Conway, Mr. McCarthy and Dr. Metz. None of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.

      The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to the Company. The Company does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

 Base Salary

      The Compensation Committee considers the Company's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market--whether scientific, managerial or otherwise--so as to enable the Company to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of the Company's Common Stock--such as by a granting of stock option or similar equity-based compensation--to instill ownership thinking and align the employees' and stockholders' objectives. The Company has been successful at recruiting, retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

 Stock Options

      Stock option grants to Mr. Stempel were made by the Compensation Committee in accordance with the Compensation Committee's evaluation of his contributions to the Company. See "Option Grants in Last Fiscal Year." While Mr. Ovshinsky and Mr. Stempel participate in formulating the recommendation of management regarding the grant of stock options, neither one participates in the deliberations of the Compensation Committee.

      Ownership of stock assists in the attraction and retention of qualified employees and provides them with additional incentives to devote their best efforts to pursue and attain the achievement of corporate goals.

 Chief Executive Officer Compensation

      In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $100,000 by the Company and not less than $150,000 by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 1997 was determined in accordance with his Employment Agreements with the Company and Ovonic Battery.


                                              COMPENSATION COMMITTEE

                                              Jack T. Conway
                                              Walter J. McCarthy, Jr.
                                              Florence I. Metz

                               PERFORMANCE GRAPH

      The line graph below compares the cumulative total stockholder return on the Company's Common Stock over a five-year period with the return on the NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index.




                                               Cumulative Total Return
                                          - - - - - - - - - - - - - - - - -
                                          6/92  6/93  6/94  6/95  6/96  6/97

 ENERGY CONVERSION DEVICES                100   121   136   181   253   142
 NASDAQ STOCK MARKET-US                   100   126   127   169   218   265
 H & Q TECHNOLOGY                         100   136   139   245   287   374






      The total return with respect to NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index assumes that $100 was invested on June 30, 1992, including reinvestment of dividends.

      The Company has paid no cash dividends in the past and no cash dividends are expected to be paid in the foreseeable future.

      The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Canon/United Solar. In June, 1990, the Company formed United Solar, a joint venture with Canon, in which Canon and the Company each own 49.98% of the outstanding shares, with the balance held by Mrs. Haru Reischauer, a member of the Company's Board of Directors. Mrs. Reischauer is also a director of United Solar. In the year ended June 30, 1997, the Company performed various laboratory, shop, patent and research services for United Solar for which United Solar was charged approximately $267,000. In the year ended June 30, 1997, United Solar billed the Company for approximately $296,000 for work performed in accordance with the DOE PV Bonus contract.

      GM Ovonic. During the year ended June 30, 1997, the Company had revenues of $7,776,000 for sales of battery packs, electrodes, machine building and other services performed for GM Ovonic.

     Miscellaneous. Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by the Company as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $118,245 in salary during the year ended June 30, 1997.

      Compliance  with  Section  16(a) of the  Securities  Exchange Act of 1934.
 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 1997, all filing requirements were met on a timely basis.


                            ADDITIONAL INFORMATION

      Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $5,500 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

      Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

      Stockholder Proposals for 1998 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during January 1999 must be received by the Company no later than September 4, 1998 in order for those proposals to be included in the proxy materials for the meeting.

                                ---------------

      Stockholders are urged to send in their proxies without delay.

                                          By Order of the Board of Directors


                                          Robert C. Stempel
                                          Chairman of the Board


 January 12, 1998

                                   EXHIBIT A

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
             TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                      STOCK FROM 15,000,000 TO 20,000,000


      The first sentence of Article FOURTH is to be modified to read as follows:

          "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 20,500,000 shares, of which 500,000 shares shall be Class A Common Stock of a par value of one cent ($.01) per share and 20,000,000 shares shall be Common Stock of a par value of one cent ($.01) per share."

                        ENERGY CONVERSION DEVICES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on February 19, 1998 at 10:00 a.m. (E.S.T.) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

     The Board of Directors of the Company recommends a vote FOR Proposals 1, 2 and 3.

 1.Election of Directors:  Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C.
   Stempel, Nancy M. Bacon, Umberto Colombo, Hellmut Fritzsche, Joichi Ito, Seymour Liebman, Walter J. McCarthy, Jr., Florence I. Metz, Haru Reischauer, Nathan J. Robfogel and Stanley K. Stynes.


   VOTE FOR ALL THIRTEEN NOMINEES LISTED ABOVE VOTE WITHHELD FOR ALL NOMINEES (except as directed to the contrary below):

     INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space provided below:

-------------------------------------------------------------------------------


 2.Proposal to consider and vote upon an increase in the number of authorized shares by 5,000,000 to make available an adequate number of the Company's shares to be used for future corporate transactions.

                            FOR        AGAINST       ABSTAIN

 3.Proposal to approve the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 1998.

                            FOR        AGAINST       ABSTAIN

 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


   ___________________________________        Dated:  ____________________,
   Signature:



   ___________________________________        Dated:  ____________________,
   Signature:

   Please sign exactly as your name appears above. If shares are registered in the names of two or more persons, each should sign. Executors, administra-tors, trustees, guardians, attorneys and corporate officers should show their full titles.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. If you have changed your address, please PRINT your new address above.